UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 27, 2024
Anterix Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36827	33-0745043
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3 Garret Mountain Plaza Suite 401 Woodland Park, NJ	07424
(Address of principal executive offices)	(Zip Code)
(973) 771-0300
Registrant’s telephone number, including area code
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of Each Exchange on which registered
Common Stock, $0.0001 par value	ATEX	The Nasdaq Stock Market LLC
(NASDAQ Capital Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On March 27, 2024, the Compensation Committee of the Board of Directors of Anterix Inc. (the “Company”) granted Christopher Guttman-McCabe, the Company’s Chief Regulatory and Communications Officer, 85,000 stock options (the “Stock Options”) to purchase shares of the Company’s Common Stock, par value $0.0001 per share (“Common Stock”), at a strike price of $33.56 per share, the closing price of the Company’s Common Stock on the Nasdaq on such date. The Stock Options were granted pursuant to the Company’s form of stock option award agreement for executives. The Stock Options will vest and become exercisable by Mr. Guttman-McCabe, if he is employed by the Company, on March 27, 2027, unless exercisable sooner in accordance with the terms of the award agreement or any other applicable agreement, arrangement or policy of the Company. In accordance with Nasdaq Listing Rules, the Stock Options described above are subject to, and may not be exercised until the Company’s stockholders approve an authorization of minimum number of shares of Common Stock underlying such Stock Options sufficient to exercise the referenced award, and such Stock Options will be void if such approval is not received by March 27, 2027. The Company intends to seek stockholder approval at the Company’s 2024 annual meeting of stockholders.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K constitute forward-looking statements within the meaning of the federal securities laws that involve risks and uncertainties. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future events such as statements in this Current Report on Form 8-K related to the ability of the Company to achieve stockholder approval of additional shares of Common Stock and the exercisability of the Stock Options. Forward-looking statements speak only as of the date they are made and readers are cautioned not to put undue reliance on such statements, as they are subject to a number of risks and uncertainties. Actual events or results may differ materially from those contemplated in this Current Report on Form 8-K. The Company’s filings with the Securities and Exchange Commission (“SEC”), which you may obtain for free at the SEC’s website at http://www.sec.gov, discuss some of the important risk factors. The Company undertakes no obligation to update publicly or revise any forward-looking statements contained herein.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Anterix Inc.

Date: April 2, 2024	/s/ Gena L. Ashe
Gena L. Ashe
Chief Legal Officer and Corporate Secretary